Exhibit 99.2

Financial Highlights

UDR, Inc.

As of End of Third Quarter 2018

(Unaudited) (1)

	Actual Results	Actual Results	Guidance as of September 30, 2018
Dollars in thousands, except per share and unit	3Q 2018	YTD 2018	4Q 2018	Full-Year 2018

GAAP Metrics
Net income/(loss) attributable to UDR, Inc.	$18,610	$120,967	--	--
Net income/(loss) attributable to common stockholders	$17,639	$118,070	--	--
Income/(loss) per weighted average common share, diluted	$0.07	$0.44	$0.26 to $0.27	$0.70 to $0.71

Per Share Metrics
FFO per common share and unit, diluted	$0.49	$1.44	$0.48 to $0.49	$1.92 to $1.93
FFO as Adjusted per common share and unit, diluted	$0.49	$1.46	$0.49 to $0.50	$1.95 to $1.96
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.44	$1.34	$0.45 to $0.46	$1.79 to $1.80
Dividend declared per share and unit	$0.3225	$0.9675	$0.3225	$1.29 (2)

Same-Store Operating Metrics
Revenue growth	3.8%	3.4%	--	3.25% - 3.50%
Expense growth	3.5%	3.4%	--	3.25% - 3.50%
NOI growth	3.9%	3.4%	--	3.25% - 3.50%
Physical Occupancy	96.9%	96.9%	--	96.7% - 96.9%

Property Metrics	Homes	Communities	% of Total NOI
Same-Store	38,307	123	83.2%
Stabilized, Non-Mature	523	2	1.1%
Acquired Communities	-	-	-
Redevelopment	-	-	-
Development, completed	986	1	1.5%
Non-Residential / Other	N/A	N/A	3.1%
Joint Venture (includes completed JV developments) (3)	8,112	32	11.1%
Sub-total, completed homes	47,928	158	100%
Sold and Held for Disposition	604	1	-
Under Development	115	1	-
Joint Venture Development	-	-	-
Developer Capital Program - West Coast Development JV	817	3	-
Total expected homes (3)(4)	49,464	163	100%

Balance Sheet Metrics (adjusted for non-recurring items)
	3Q 2018	3Q 2017
Consolidated Interest Coverage Ratio	4.7x	4.5x
Consolidated Fixed Charge Coverage Ratio	4.5x	4.4x
Consolidated Debt as a percentage of Total Assets	33.7%	33.5%
Consolidated Net Debt-to-EBITDAre	5.7x	5.9x

(1)	See Attachment 16 for definitions and other terms.
(2)	Annualized for 2018.
(3)	Joint venture NOI is based on UDR's share. Homes and communities at 100%.
(4)	Excludes 1,909 homes that are part of the Developer Capital Program – Other as described in Attachment 12(B).

Attachment 1

UDR, Inc.

Consolidated Statements of Operations

(Unaudited) (1)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
In thousands, except per share amounts	2018	2017	2018	2017

REVENUES:
Rental income	$ 263,256	$ 248,264	$ 770,373	$ 734,193
Joint venture management and other fees	2,888	2,827	8,819	8,718
Total revenues	266,144	251,091	779,192	742,911

OPERATING EXPENSES:
Property operating and maintenance	44,090	42,362	126,129	122,574
Real estate taxes and insurance	34,352	31,181	99,541	90,792
Property management	7,240	6,827	21,185	20,190
Other operating expenses	3,314	1,950	8,148	6,010
Real estate depreciation and amortization	107,881	107,171	322,537	320,653
Acquisition costs	-	344	-	344
General and administrative	11,896	12,123	36,028	36,632
Casualty-related charges/(recoveries), net	678	2,056	2,364	3,749
Other depreciation and amortization	1,682	1,585	5,057	4,760
Total operating expenses	211,133	205,599	620,989	605,704

Operating income	55,011	45,492	158,203	137,207

Income/(loss) from unconsolidated entities (2)	(1,382)	1,819	(5,091)	11,591

Interest expense	(33,994)	(30,095)	(95,535)	(88,666)
(Cost)/benefit associated with debt extinguishment and other	(407)	-	(407)	(5,834)
Total interest expense	(34,401)	(30,095)	(95,942)	(94,500)
Interest income and other income/(expense), net	1,188	481	5,075	1,423

Income/(loss) before income taxes and gain/(loss) on sale of real estate owned	20,416	17,697	62,245	55,721
Tax (provision)/benefit, net	(158)	(127)	(618)	(825)

Income/(loss) from continuing operations	20,258	17,570	61,627	54,896
Gain/(loss) on sale of real estate owned, net of tax	-	-	70,300	2,132

Net income/(loss)	20,258	17,570	131,927	57,028
Net (income)/loss attributable to redeemable noncontrolling interests in the OP and DownREIT Partnership	(1,616)	(1,415)	(10,819)	(4,607)
Net (income)/loss attributable to noncontrolling interests	(32)	35	(141)	(107)

Net income/(loss) attributable to UDR, Inc.	18,610	16,190	120,967	52,314
Distributions to preferred stockholders - Series E (Convertible)	(971)	(926)	(2,897)	(2,784)

Net income/(loss) attributable to common stockholders	$ 17,639	$ 15,264	$ 118,070	$ 49,530

Income/(loss) per weighted average common share - basic:	$ 0.07	$ 0.06	$ 0.44	$ 0.19
Income/(loss) per weighted average common share - diluted:	$ 0.07	$ 0.06	$ 0.44	$ 0.18

Common distributions declared per share	$0.3225	$0.3100	$0.9675	$0.9300

Weighted average number of common shares outstanding - basic	267,727	267,056	267,529	266,940
Weighted average number of common shares outstanding - diluted	268,861	269,062	269,020	268,851

(1)	See Attachment 16 for definitions and other terms.
(2)	During the three and nine months ended September 30, 2017, UDR recorded gains on sale of approximately $2.4 million and $14.5 million, respectively.

Attachment 2

UDR, Inc.

Funds From Operations

(Unaudited) (1)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
In thousands, except per share and unit amounts	2018	2017	2018	2017

Net income/(loss) attributable to common stockholders	$17,639	$15,264	$118,070	$49,530

Real estate depreciation and amortization	107,881	107,171	322,537	320,653
Noncontrolling interests	1,648	1,380	10,960	4,714
Real estate depreciation and amortization on unconsolidated joint ventures	15,979	14,710	45,831	42,974
Cumulative effect of change in accounting priniciple (2)	-	-	(2,100)	-
Net gain on the sale of unconsolidated depreciable property	-	(2,355)	-	(14,513)
Net gain on the sale of depreciable real estate owned	-	-	(70,300)	(552)
Funds from operations ("FFO") attributable to common stockholders and unitholders, basic	$143,147	$136,170	$424,998	$402,806

Distributions to preferred stockholders - Series E (Convertible) (3)	971	926	2,897	2,784

FFO attributable to common stockholders and unitholders, diluted	$144,118	$137,096	$427,895	$405,590

FFO per weighted average common share and unit, basic	$0.49	$0.47	$1.46	$1.38
FFO per weighted average common share and unit, diluted	$0.49	$0.46	$1.44	$1.37

Weighted average number of common shares and OP/DownREIT Units outstanding - basic	292,285	291,878	292,075	291,822
Weighted average number of common shares, OP/DownREIT Units, and common stock
equivalents outstanding - diluted	296,430	296,900	296,577	296,757

Impact of adjustments to FFO:
Cost/(benefit) associated with debt extinguishment and other	$482	$-	$482	$5,834
Acquisition-related costs/(fees)	-	344	-	344
Net gain on the sale of non-depreciable real estate owned (4)	-	-	-	(1,580)
Legal and other costs	563	-	1,188	-
Casualty-related charges/(recoveries), net	740	2,164	2,555	3,857
Casualty-related charges/(recoveries) on unconsolidated joint ventures, net	-	-	-	(881)
	$1,785	$2,508	$4,225	$7,574

FFO as Adjusted attributable to common stockholders and unitholders, diluted	$145,903	$139,604	$432,120	$413,164

FFO as Adjusted per weighted average common share and unit, diluted	$0.49	$0.47	$1.46	$1.39

Recurring capital expenditures	(14,949)	(12,649)	(34,399)	(30,122)
AFFO attributable to common stockholders and unitholders, diluted	$130,954	$126,955	$397,721	$383,042

AFFO per weighted average common share and unit, diluted	$0.44	$0.43	$1.34	$1.29

(1)	See Attachment 16 for definitions and other terms.
(2)

During 1Q18, UDR adopted ASU No. 2016 01, Financial Instruments – Overall (Subtopic 825-10), Recognition and Measurement of Financial Assets and Financial Liabilities.  The updated standard requires certain equity securities to be measured at fair value on the balance sheet, with changes in fair value recognized in net income.  The adoption of the standard resulted in UDR recording a gain of $2.1 million in Interest income and other income/(expense), net on the Consolidated Statements of Operations.  As such, the cumulative effect of the change in accounting principle is backed out for FFO.

(3)

Series E preferred shares are dilutive for purposes of calculating FFO per share.  Consequently, distributions to Series E preferred stockholders are added to FFO and the weighted average number of shares are included in the denominator when calculating FFO per common share and unit, diluted.

(4)	The GAAP gain for the nine months ended September 30, 2017 is $2.1 million, of which $1.6 million is FFO gain related to the sale of land parcels. The FFO gain is backed out for FFO as Adjusted.

Attachment 3

UDR, Inc.

Consolidated Balance Sheets

(Unaudited) (1)

	September 30,	December 31,
In thousands, except share and per share amounts	2018	2017

ASSETS
Real estate owned:
Real estate held for investment	$ 9,809,142	$ 9,584,716
Less: accumulated depreciation	(3,544,781)	(3,326,312)
Real estate held for investment, net	6,264,361	6,258,404
Real estate under development
(net of accumulated depreciation of $3,674 and $3,854)	347,012	588,636
Real estate held for disposition
(net of accumulated depreciation of $77,872 and $0)	89,964	-
Total real estate owned, net of accumulated depreciation	6,701,337	6,847,040

Cash and cash equivalents	1,084	2,038
Restricted cash	26,996	19,792
Notes receivable, net	41,009	19,469
Investment in and advances to unconsolidated joint ventures, net	767,376	720,830
Other assets	140,982	124,104
Total assets	$ 7,678,784	$ 7,733,273

LIABILITIES AND EQUITY
Liabilities:
Secured debt	$ 798,241	$ 803,269
Unsecured debt	3,012,939	2,868,394
Real estate taxes payable	38,581	18,349
Accrued interest payable	27,750	33,432
Security deposits and prepaid rent	31,821	31,916
Distributions payable	95,372	91,455
Accounts payable, accrued expenses, and other liabilities	73,812	102,956
Total liabilities	4,078,516	3,949,771
Redeemable noncontrolling interests in the OP and DownREIT Partnership	992,805	948,138
Equity:
Preferred stock, no par value; 50,000,000 shares authorized
2,780,994 shares of 8.00% Series E Cumulative Convertible issued
and outstanding (2,780,994 shares at December 31, 2017)	46,200	46,200
15,804,393 shares of Series F outstanding (15,852,721 shares
at December 31, 2017)	1	1
Common stock, $0.01 par value; 350,000,000 shares authorized
268,390,557 shares issued and outstanding (267,822,069 shares at December 31, 2017)	2,684	2,678
Additional paid-in capital	4,619,570	4,651,205
Distributions in excess of net income	(2,075,402)	(1,871,603)
Accumulated other comprehensive income/(loss), net	202	(2,681)
Total stockholders' equity	2,593,255	2,825,800
Noncontrolling interests	14,208	9,564
Total equity	2,607,463	2,835,364
Total liabilities and equity	$ 7,678,784	$ 7,733,273

(1)	See Attachment 16 for definitions and other terms.

Attachment 4(A)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

	September 30,	December 31,
Common Stock and Equivalents	2018	2017

Common shares	268,084,668	267,309,552
Restricted shares	305,889	512,517
Total common stock	268,390,557	267,822,069
Stock options, LTIP Units and restricted stock equivalents	265,409	1,589,662
Operating and DownREIT Partnership units	22,804,468	22,862,502
Preferred OP units	1,751,671	1,751,671
Convertible preferred Series E stock (2)	3,010,843	3,010,843
Total common stock and equivalents	296,222,948	297,036,747

Weighted Average Number of Shares Outstanding	3Q 2018	3Q 2017

Weighted average number of common shares and OP/DownREIT units outstanding - basic	292,284,954	291,878,372
Weighted average number of OP/DownREIT units outstanding	(24,557,672)	(24,822,635)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	267,727,282	267,055,737

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	296,430,410	296,899,883
Weighted average number of OP/DownREIT units outstanding	(24,557,672)	(24,822,635)
Weighted average number of Series E preferred shares outstanding (3)	(3,010,843)	(3,015,524)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	268,861,895	269,061,724

	Year-to-Date 2018	Year-to-Date 2017

Weighted average number of common shares and OP/DownREIT units outstanding - basic	292,074,936	291,822,444
Weighted average number of OP/DownREIT units outstanding	(24,546,206)	(24,882,380)
Weighted average number of common shares outstanding - basic per the Consolidated Statements of Operations	267,528,730	266,940,064

Weighted average number of common shares, OP/DownREIT units, and common stock equivalents outstanding - diluted	296,577,451	296,757,284
Weighted average number of OP/DownREIT units outstanding	(24,546,206)	(24,882,380)
Weighted average number of Series E preferred shares outstanding (3)	(3,010,843)	(3,023,841)
Weighted average number of common shares outstanding - diluted per the Consolidated Statements of Operations	269,020,402	268,851,063

(1)	See Attachment 16 for definitions and other terms.
(2)

At September 30, 2018 and December 31, 2017 there were 2,780,994 shares of the Series E outstanding, which is equivalent to 3,010,843 shares of common stock if converted (after adjusting for the special dividend paid in 2008).

(3)	Series E preferred shares are anti-dilutive for purposes of calculating Income/(loss) per weighted average common share for the three and nine months ended September 30, 2018 and September 30, 2017.

Attachment 4(B)

UDR, Inc.

Selected Financial Information

(Unaudited) (1)

							Weighted	Weighted
							Average	Average Years
Debt Structure, In thousands				Balance		% of Total	Interest Rate	to Maturity (2)

Secured	Fixed			$ 699,789	(3)	18.3%	4.25%	4.1
	Floating			94,700	(4)	2.5%	2.16%	4.4
	Combined			794,489		20.8%	4.00%	4.2

Unsecured	Fixed			2,530,644	(3) (5)	66.1%	3.62%	6.0
	Floating			501,010		13.1%	2.54%	0.6
	Combined			3,031,654		79.2%	3.44%	5.1

Total Debt	Fixed			3,230,433		84.4%	3.76%	5.6
	Floating			595,710		15.6%	2.48%	1.2
	Combined			$ 3,826,143		100.0%	3.56%	4.9
	Total Non-Cash Adjustments (6)			(14,963)
	Total per Balance Sheet			$ 3,811,180			3.63%

Debt Maturities, In thousands (7)
				Revolving Credit
			Unsecured	Facilities & Comm.				Weighted Average
	Secured Debt (8)		Debt (8)	Paper (2) (9) (10)		Balance	% of Total	Interest Rate

2018	$ 935		$-	$ 415,000		$ 415,935	10.9%	2.43%
2019	267,359	(3)	-	-		267,359	7.0%	4.47%
2020	198,076		300,000	-		498,076	13.0%	3.87%
2021	1,117		-	51,010		52,127	1.4%	3.09%
2022	1,157		400,000	-		401,157	10.5%	4.62%
2023	41,245		350,000	-		391,245	10.2%	2.19%
2024	-		315,644	-		315,644	8.2%	3.99%
2025	127,600		300,000	-		427,600	11.2%	4.26%
2026	50,000		300,000	-		350,000	9.1%	2.99%
2027	-		300,000	-		300,000	7.9%	3.50%
Thereafter	107,000		300,000	-		407,000	10.6%	3.53%
	794,489		2,565,644	466,010		3,826,143	100.0%	3.56%
Total Non-Cash Adjustments (6)	3,752		(18,715)	-		(14,963)
Total per Balance Sheet	$ 798,241		$2,546,929	$ 466,010		$ 3,811,180		3.63%

(1)	See Attachment 16 for definitions and other terms.
(2)

The 2018 maturity reflects the $415.0 million of principal outstanding on the Company’s unsecured commercial paper program as of September 30, 2018.  Under the terms of the program the Company may issue up to a maximum aggregate amount outstanding of $500.0 million.  If the commercial paper was refinanced using the line of credit, the weighted average years to maturity would be 5.4 years without extensions and 5.5 years with extensions.

(3)

Subsequent to quarter end, UDR issued $300 million of 10-year unsecured debt at a 4.40% fixed rate.  The Company had previously entered into a hedging instrument that lowered the effective interest rate on the unsecured issuance to 4.27%.  A portion of the proceeds will be used to prepay $195.8 million of the Company's secured debt originally scheduled to mature in October and December of 2019.

(4)	Includes $85.1 million of debt with a weighted average interest cap of 6.42% on the underlying index.
(5)	Includes $315.0 million of floating rate debt that has been fixed until January 2020 using interest rate swaps at a weighted average rate of 1.93%.
(6)	Includes the unamortized balance of fair market value adjustments, premiums/discounts and deferred financing costs.
(7)	As of September 30, 2018, UDR’s debt maturities with and without extensions are the same.
(8)	Includes principal amortization, as applicable.
(9)

There are no borrowings outstanding on our $1.1 billion line of credit at September 30, 2018.  The facility has a maturity date of January 2023, plus two six-month extension options and carries an interest rate equal to LIBOR plus a spread of 82.5 basis points.

(10)

There is $51.0 million outstanding on our $75.0 million working capital credit facility at September 30, 2018.  The facility has a maturity date of January 2021.  The working capital credit facility carries an interest rate equal to LIBOR plus a spread of 82.5 basis points.

Attachment 4(C)

UDR, Inc.

Selected Financial Information

(Dollars in Thousands)

(Unaudited) (1)

					Quarter Ended
Coverage Ratios					September 30, 2018
Net income/(loss)					$ 20,258
Adjustments:
Interest expense, including costs associated with debt extinguishment					34,401
Real estate depreciation and amortization					107,881
Other depreciation and amortization					1,682
Income tax provision/(benefit), net					158
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					26,404
EBITDAre					$ 190,784

Casualty-related charges/(recoveries), net					740
Legal and other costs					563
(Income)/loss from unconsolidated entities					1,382
Adjustments to reflect the Company's share of EBITDAre of unconsolidated joint ventures					(26,404)
Management fee expense on unconsolidated joint ventures					(1,236)
Consolidated EBITDAre - adjusted for non-recurring items					$ 165,829

Annualized consolidated EBITDAre - adjusted for non-recurring items					$ 663,316

Interest expense, including costs associated with debt extinguishment					34,401
Capitalized interest expense					1,657
Total interest					$ 36,058
Costs associated with debt extinguishment					(482)
Total interest - adjusted for non-recurring items					$ 35,576

Preferred dividends					$ 971

Total debt					$ 3,811,180
Cash					(1,084)
Net debt					$ 3,810,096

Consolidated Interest Coverage Ratio - adjusted for non-recurring items					4.7x

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items					4.5x

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items					5.7x

Debt Covenant Overview

Unsecured Line of Credit Covenants (2)			Required	Actual	Compliance

Maximum Leverage Ratio			≤60.0%	34.0% (2)	Yes
Minimum Fixed Charge Coverage Ratio			≥1.5x	3.8x	Yes
Maximum Secured Debt Ratio			≤40.0%	12.8%	Yes
Minimum Unencumbered Pool Leverage Ratio			≥150.0%	351.1%	Yes

Senior Unsecured Note Covenants (3)			Required	Actual	Compliance

Debt as a percentage of Total Assets			≤65.0%	33.8% (3)	Yes
Consolidated Income Available for Debt Service to Annual Service Charge			≥1.5x	5.1x	Yes
Secured Debt as a percentage of Total Assets			≤40.0%	7.1%	Yes
Total Unencumbered Assets to Unsecured Debt			≥150.0%	294.1%	Yes

Securities Ratings		Debt	Preferred	Outlook	Commercial Paper

Moody's Investors Service		Baa1	Baa2	Stable	P-2
Standard & Poor's		BBB+	BBB-	Stable	A-2

				Gross	% of
	Number of	3Q 2018 NOI (1)		Carrying Value	Total Gross
Asset Summary	Homes	($000s)	% of NOI	($000s)	Carrying Value

Unencumbered assets	32,705	$ 154,684	83.7%	$ 8,677,168	84.0%
Encumbered assets	7,715	30,130	16.3%	1,650,496	16.0%
	40,420	$ 184,814	100.0%	$ 10,327,664	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	As defined in our credit agreement dated September 27, 2018.
(3)	As defined in our indenture dated November 1, 1995 as amended, supplemented or modified from time to time.

Attachment 5

UDR, Inc.

Operating Information

(Unaudited) (1)

	Total	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended
Dollars in thousands	Homes	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017
Revenues
Same-Store Communities	38,307	$240,646	$ 237,678	$ 234,533	$ 232,278	$ 231,882
Stabilized, Non-Mature Communities	523	3,683	3,748	3,745	3,587	1,684
Acquired Communities	-	-	-	-	-	-
Redevelopment Communities	-	-	-	-	-	-
Development Communities	986	6,300	3,225	2,074	1,381	864
Non-Residential / Other (2)	-	8,809	8,079	5,495	6,475	7,231
Total	39,816	$259,438	$ 252,730	$ 245,847	$ 243,721	$ 241,661

Expenses
Same-Store Communities		$69,927	$ 66,657	$ 66,993	$ 65,417	$ 67,585
Stabilized, Non-Mature Communities		1,424	1,372	1,417	1,379	739
Acquired Communities		-	-	-	-	-
Redevelopment Communities		-	-	-	-	-
Development Communities		3,251	2,362	1,611	1,235	870
Non-Residential / Other (2)		2,436	1,585	2,175	2,343	2,380
Total		$77,038	$ 71,976	$ 72,196	$ 70,374	$ 71,574

Net Operating Income
Same-Store Communities		$170,719	$ 171,021	$ 167,540	$ 166,861	$ 164,297
Stabilized, Non-Mature Communities		2,259	2,376	2,328	2,208	945
Acquired Communities		-	-	-	-	-
Redevelopment Communities		-	-	-	-	-
Development Communities		3,049	863	463	146	(6)
Non-Residential / Other (2)		6,373	6,494	3,320	4,132	4,851
Total		$182,400	$ 180,754	$ 173,651	$ 173,347	$ 170,087

Operating Margin
Same-Store Communities		70.9%	72.0%	71.4%	71.8%	70.9%

Weighted Average Physical Occupancy
Same-Store Communities		96.9%	97.0%	96.9%	96.7%	96.6%
Stabilized, Non-Mature Communities		92.5%	93.7%	94.7%	92.8%	92.3%
Acquired Communities		-	-	-	-	-
Redevelopment Communities		-	-	-	-	-
Development Communities		74.2%	60.1%	54.6%	53.4%	51.5%
Other (3)		95.7%	97.3%	96.6%	96.1%	96.3%
Total		96.0%	96.4%	96.5%	96.3%	96.4%

Sold and Held for Disposition Communities
Revenues	604	$3,818	$ 3,904	$ 4,636	$ 6,395	$ 6,603
Expenses		1,404	1,383	1,673	2,066	1,969
Net Operating Income/(Loss)		$2,414	$ 2,521	$ 2,963	$ 4,329	$ 4,634

Total	40,420	$184,814	$ 183,275	$ 176,614	$ 177,676	$ 174,721

(1)	See Attachment 16 for definitions and other terms.
(2)	Primarily non-residential revenue and expense and straight-line adjustment for concessions.
(3)	Includes occupancy of Sold and Held for Disposition Communities.

Attachment 6

UDR, Inc.

Same-Store Operating Expense Information

(Dollars in Thousands)

(Unaudited) (1)

	% of 3Q 2018
	SS Operating
Year-Over-Year Comparison	Expenses	3Q 2018	3Q 2017	% Change

Real estate taxes (2)	40.1%	$ 28,063	$ 25,751	9.0%
Personnel	22.6%	15,773	16,529	-4.6%
Utilities	14.0%	9,796	9,346	4.8%
Repair and maintenance	12.8%	8,958	8,444	6.1%
Administrative and marketing	6.9%	4,789	4,900	-2.3%
Insurance	3.6%	2,548	2,615	-2.6%
Same-Store operating expenses (2)	100.0%	$ 69,927	$ 67,585	3.5%

Same-Store Homes	38,307

	% of 3Q 2018
	SS Operating
Sequential Comparison	Expenses	3Q 2018	2Q 2018	% Change

Real estate taxes (2)	40.1%	$ 28,063	$ 26,912	4.3%
Personnel	22.6%	15,773	15,420	2.3%
Utilities	14.0%	9,796	9,151	7.0%
Repair and maintenance	12.8%	8,958	8,315	7.7%
Administrative and marketing	6.9%	4,789	4,369	9.6%
Insurance	3.6%	2,548	2,490	2.3%
Same-Store operating expenses (2)	100.0%	$ 69,927	$ 66,657	4.9%

Same-Store Homes	38,307

	% of YTD 2018
	SS Operating
Year-to-Date Comparison	Expenses	YTD 2018	YTD 2017	% Change

Real estate taxes (2)	40.6%	$ 81,345	$ 75,093	8.3%
Personnel	22.7%	45,433	46,744	-2.8%
Utilities	14.1%	28,193	27,722	1.7%
Repair and maintenance	12.3%	24,664	23,711	4.0%
Administrative and marketing	6.6%	13,114	13,385	-2.0%
Insurance	3.7%	7,390	6,970	6.0%
Same-Store operating expenses (2)	100.0%	$ 200,139	$ 193,625	3.4%

Same-Store Homes	37,673

(1)	See Attachment 16 for definitions and other terms.
(2)

The year-over-year, sequential and year-to-date comparisons presented above include $297 thousand, $297 thousand and $1.0 million, respectively, of higher New York real estate taxes due to 421 exemption and abatement reductions.

Attachment 7(A)

UDR, Inc.

Apartment Home Breakout

Portfolio Overview as of Quarter Ended

September 30, 2018

(Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabil. / Other (3)	Homes	Homes (4)	(incl. JV) (4)
West Region
Orange County, CA	4,434	-	516	4,950	381	5,331
San Francisco, CA	2,751	-	-	2,751	602	3,353
Seattle, WA	2,837	-	-	2,837	224	3,061
Los Angeles, CA	1,225	-	-	1,225	784	2,009
Monterey Peninsula, CA	1,565	-	-	1,565	-	1,565
Other Southern CA	654	-	-	654	571	1,225
Portland, OR	476	-	-	476	-	476
	13,942	-	516	14,458	2,562	17,020

Mid-Atlantic Region
Metropolitan DC	7,798	-	-	7,798	874	8,672
Richmond, VA	1,358	-	-	1,358	-	1,358
Baltimore, MD	720	-	-	720	379	1,099
	9,876	-	-	9,876	1,253	11,129

Northeast Region
New York, NY	1,945	-	-	1,945	710	2,655
Boston, MA	1,548	-	470	2,018	1,302	3,320
Philadelphia, PA	-	-	-	-	290	290
	3,493	-	470	3,963	2,302	6,265

Southeast Region
Orlando, FL	2,500	-	-	2,500	-	2,500
Nashville, TN	2,260	-	-	2,260	-	2,260
Tampa, FL	2,287	-	-	2,287	-	2,287
Other Florida	636	-	-	636	-	636
	7,683	-	-	7,683	-	7,683

Southwest Region
Dallas, TX	2,040	305	-	2,345	1,513	3,858
Austin, TX	1,273	-	-	1,273	259	1,532
Denver, CO	-	218	-	218	223	441
	3,313	523	-	3,836	1,995	5,831

Totals	38,307	523	986	39,816	8,112	47,928

Communities (5)	123	2	1	126	32	158

Held for Disposition			604
Total Homes (incl. joint ventures) (4)			48,532

Homes in Development, Excluding Completed Homes and Developer Capital Program - West Coast Development JV (6)
Current Pipeline Wholly-Owned			115
Current Pipeline Joint Venture (7)			-
Current Pipeline Developer Capital Program - West Coast Development JV (7)			817

Total expected homes (including development)			49,464

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)

Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5.  Excludes development homes not yet completed and Sold and Held for Disposition Communities.

(4)	Represents joint venture operating homes at 100 percent. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.
(5)	Represents communities wherby 100 percent of all development homes have been completed.
(6)	See Attachments 9, 12(A) and 12(B) for details of our development communities.
(7)

Represents joint venture and Developer Capital Program – West Coast Development JV homes at 100 percent.  Excludes 1,909 homes that are part of the Developer Capital Program - Other.  See Attachments 9, 12(A) and 12(B) for UDR's developments and ownership interests.

Attachment 7(B)

UDR, Inc.

Non-Mature Home Summary

Portfolio Overview as of Quarter Ended

September 30, 2018

(Unaudited) (1)

Non-Mature Home Breakout - By Date (quarter indicates date of QTD Same-Store inclusion)

Community	Category		# of Homes		Location	Same-Store Date

Thirty377	Stabilized, Non-Mature		305		Dallas, TX	1Q19

Steele Creek	Stabilized, Non-Mature		218		Denver, CO	2Q19

The Residences at Pacific City	Development		516		Huntington Beach, CA	2Q20

345 Harrison Street	Development		470	(2)	Boston, MA	2Q20

Total			1,509

Summary of Non-Mature Home Activity
		Stabilized,
	Market	Non-Mature	Acquired		Redevelopment	Development	Total
Non-Mature Homes at June 30, 2018		523	-		-	746	1,269
345 Harrison Street	Boston, MA	-	-		-	240	240
Non-Mature Homes at September 30, 2018		523	-		-	986	1,509

			Held for
Held for Disposition Homes at September 30, 2018			Disposition
Circle Towers (3)	Metropolitan DC		604

(1)	See Attachment 16 for definitions and other terms.
(2)	470 homes of 585 total homes have been delivered as of September 30, 2018 as described in Attachment 9.
(3)	Circle Towers is considered held for disposition as of September 30, 2018.

Attachment 7(C)

UDR, Inc.

Total Revenue Per Occupied Home Summary

Portfolio Overview as of Quarter Ended

September 30, 2018

 (Unaudited) (1)

		Non-Mature Homes			Unconsolidated
	Total			Total	Joint Venture	Total
	Same-Store		Non-	Consolidated	Operating	Homes
	Homes	Stabilized (2)	Stabilized (3) (4)	Homes	Homes (4) (5)	(incl. JV at share) (5)

West Region
Orange County, CA	$ 2,325	$-	$ 3,674	$ 2,426	$ 2,621	$ 2,434
San Francisco, CA	3,604	-	-	3,604	5,126	3,755
Seattle, WA	2,456	-	-	2,456	4,231	2,524
Los Angeles, CA	2,830	-	-	2,830	3,501	2,975
Monterey Peninsula, CA	1,786	-	-	1,786	-	1,786
Other Southern CA	1,913	-	-	1,913	3,144	2,288
Portland, OR	1,588	-	-	1,588	-	1,588

Mid-Atlantic Region
Metropolitan DC	2,043	-	-	2,043	2,879	2,075
Richmond, VA	1,340	-	-	1,340	-	1,340
Baltimore, MD	1,689	-	-	1,689	1,720	1,695

Northeast Region
New York, NY	4,354	-	-	4,354	4,674	4,404
Boston, MA	3,110	-	3,351	3,150	2,554	2,995
Philadelphia, PA	-	-	-	-	3,333	3,333

Southeast Region
Orlando, FL	1,354	-	-	1,354	-	1,354
Nashville, TN	1,347	-	-	1,347	-	1,347
Tampa, FL	1,401	-	-	1,401	-	1,401
Other Florida	1,609	-	-	1,609	-	1,609

Southwest Region
Dallas, TX	1,251	2,030	-	1,350	1,637	1,416
Austin, TX	1,471	-	-	1,471	4,312	1,733
Denver, CO	-	3,286	-	3,286	3,181	3,250

Weighted Average	$ 2,161	$2,536	$ 3,525	$ 2,189	$ 3,062	$ 2,266

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents homes included in Stabilized, Non-Mature Communities category on Attachment 5.
(3)

Represents homes included in Acquired, Development, Redevelopment and Non-Residential/Other Communities categories on Attachment 5. Excludes development homes not yet completed and Sold and Held for Disposition Communities.

(4)	Development revenue per occupied home can be affected by the timing and mix of home deliveries during a quarter and the effects of upfront rental rate concessions on cash-based calculations.
(5)	Represents joint ventures at UDR's ownership interests. See Attachment 12(A) for UDR's joint venture and partnership ownership interests.

Attachment 7(D)

UDR, Inc.

Net Operating Income Breakout By Market

September 30, 2018

(Dollars in Thousands)

(Unaudited) (1)

	Three Months Ended September 30, 2018

			UDR's
	Same-Store	Non Same-Store (2)	Share of JVs (2)(3)	Total

Net Operating Income	$ 170,719	$ 11,681	$ 22,749	$ 205,149

% of Net Operating Income	83.2%	5.7%	11.1%	100.0%

Three Months Ended September 30, 2018

	As a % of NOI			As a % of NOI
Region	Same-Store	Total	Region	Same-Store	Total

West Region			Northeast Region
Orange County, CA	13.5%	12.8%	New York, NY	9.1%	9.9%
San Francisco, CA	12.8%	12.3%	Boston, MA	6.1%	7.4%
Seattle, WA	8.4%	8.1%	Philadelphia, PA	0.0%	0.6%
Los Angeles, CA	4.4%	5.1%		15.2%	17.9%
Monterey Peninsula, CA	3.7%	3.1%	Southeast Region
Other Southern CA	1.6%	2.2%	Orlando, FL	4.1%	3.4%
Portland, OR	1.0%	0.8%	Nashville, TN	3.7%	3.1%
	45.4%	44.4%	Tampa, FL	3.7%	3.0%
			Other Florida	1.2%	1.0%
Mid-Atlantic Region				12.7%	10.5%
Metropolitan DC	18.7%	17.0%	Southwest Region
Richmond, VA	2.3%	2.0%	Dallas, TX	2.6%	3.6%
Baltimore, MD	1.3%	1.5%	Austin, TX	1.8%	2.0%
	22.3%	20.5%	Denver, CO	0.0%	1.1%
				4.4%	6.7%

			Total	100.0%	100.0%

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes results from Sold and Held for Disposition Communities.
(3)	Includes UDR's share of joint venture and partnership NOI on Attachment 12(A) but excludes UDR’s share of Developer Capital Program NOI on Attachment 12(B).

Attachment 8(A)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

September  30, 2018

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	3Q 2018 NOI	3Q 18	3Q 17	Change	3Q 18	3Q 17	Change

West Region
Orange County, CA	4,434	13.5%	96.3%	95.7%	0.6%	$ 2,325	$ 2,251	3.3%
San Francisco, CA	2,751	12.8%	96.7%	96.4%	0.3%	3,604	3,488	3.3%
Seattle, WA	2,837	8.4%	96.3%	96.3%	0.0%	2,456	2,333	5.3%
Los Angeles, CA	1,225	4.4%	96.1%	96.0%	0.1%	2,830	2,713	4.3%
Monterey Peninsula, CA	1,565	3.7%	97.2%	96.7%	0.5%	1,786	1,672	6.8%
Other Southern CA	654	1.6%	96.5%	96.4%	0.1%	1,913	1,822	5.0%
Portland, OR	476	1.0%	96.2%	97.3%	-1.1%	1,588	1,537	3.3%
	13,942	45.4%	96.5%	96.2%	0.3%	2,543	2,443	4.1%

Mid-Atlantic Region
Metropolitan DC	7,798	18.7%	97.3%	96.9%	0.4%	2,043	1,978	3.3%
Richmond, VA	1,358	2.3%	97.9%	97.7%	0.2%	1,340	1,297	3.3%
Baltimore, MD	720	1.3%	95.3%	96.8%	-1.5%	1,689	1,694	-0.3%
	9,876	22.3%	97.2%	97.0%	0.2%	1,920	1,863	3.1%

Northeast Region
New York, NY	1,945	9.1%	98.0%	97.7%	0.3%	4,354	4,348	0.1%
Boston, MA	1,548	6.1%	96.4%	96.5%	-0.1%	3,110	2,985	4.2%
	3,493	15.2%	97.3%	97.2%	0.1%	3,808	3,748	1.6%

Southeast Region
Orlando, FL	2,500	4.1%	97.2%	96.9%	0.3%	1,354	1,270	6.6%
Nashville, TN	2,260	3.7%	96.4%	96.6%	-0.2%	1,347	1,261	6.8%
Tampa, FL	2,287	3.7%	97.2%	97.2%	0.0%	1,401	1,352	3.6%
Other Florida	636	1.2%	96.7%	96.1%	0.6%	1,609	1,524	5.6%
	7,683	12.7%	96.9%	96.8%	0.1%	1,387	1,313	5.7%

Southwest Region
Dallas, TX	2,040	2.6%	96.8%	95.8%	1.0%	1,251	1,244	0.6%
Austin, TX	1,273	1.8%	97.7%	96.6%	1.1%	1,471	1,444	1.9%
	3,313	4.4%	97.2%	96.1%	1.1%	1,335	1,321	1.0%

Total/Weighted Avg.	38,307	100.0%	96.9%	96.6%	0.3%	$ 2,161	$ 2,089	3.5%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(B)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Prior Year Quarter

September 30, 2018

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	3Q 18	3Q 17	Change	3Q 18	3Q 17	Change	3Q 18	3Q 17	Change

West Region
Orange County, CA	4,434	$ 29,781	$ 28,648	4.0%	$ 6,774	$ 7,040	-3.8%	$ 23,007	$ 21,608	6.5%
San Francisco, CA	2,751	28,761	27,747	3.7%	6,905	6,792	1.7%	21,856	20,955	4.3%
Seattle, WA	2,837	20,126	19,124	5.2%	5,742	5,381	6.7%	14,384	13,743	4.7%
Los Angeles, CA	1,225	9,996	9,571	4.4%	2,501	2,696	-7.2%	7,495	6,875	9.0%
Monterey Peninsula, CA	1,565	8,149	7,592	7.3%	1,891	1,941	-2.6%	6,258	5,651	10.7%
Other Southern CA	654	3,621	3,447	5.0%	941	915	2.9%	2,680	2,532	5.8%
Portland, OR	476	2,181	2,135	2.2%	540	537	0.5%	1,641	1,598	2.7%
	13,942	102,615	98,264	4.4%	25,294	25,302	0.0%	77,321	72,962	6.0%

Mid-Atlantic Region
Metropolitan DC	7,798	46,500	44,834	3.7%	14,551	14,039	3.6%	31,949	30,795	3.7%
Richmond, VA	1,358	5,346	5,163	3.6%	1,346	1,301	3.5%	4,000	3,862	3.6%
Baltimore, MD	720	3,477	3,542	-1.8%	1,206	1,092	10.5%	2,271	2,450	-7.3%
	9,876	55,323	53,539	3.3%	17,103	16,432	4.1%	38,220	37,107	3.0%

Northeast Region
New York, NY	1,945	24,900	24,785	0.5%	9,364	8,486	10.4%	15,536	16,299	-4.7%
Boston, MA	1,548	13,922	13,377	4.1%	3,517	3,576	-1.7%	10,405	9,801	6.2%
	3,493	38,822	38,162	1.7%	12,881	12,062	6.8%	25,941	26,100	-0.6%

Southeast Region
Orlando, FL	2,500	9,868	9,233	6.9%	2,919	2,740	6.5%	6,949	6,493	7.0%
Nashville, TN	2,260	8,804	8,256	6.6%	2,414	1,873	28.8%	6,390	6,383	0.1%
Tampa, FL	2,287	9,343	9,014	3.7%	3,107	2,993	3.8%	6,236	6,021	3.6%
Other Florida	636	2,969	2,794	6.3%	947	979	-3.2%	2,022	1,815	11.4%
	7,683	30,984	29,297	5.8%	9,387	8,585	9.3%	21,597	20,712	4.3%

Southwest Region
Dallas, TX	2,040	7,413	7,294	1.6%	2,912	2,915	-0.1%	4,501	4,379	2.8%
Austin, TX	1,273	5,489	5,326	3.1%	2,350	2,289	2.7%	3,139	3,037	3.3%
	3,313	12,902	12,620	2.2%	5,262	5,204	1.1%	7,640	7,416	3.0%

Total	38,307	$ 240,646	$ 231,882	3.8%	$ 69,927	$ 67,585	3.5%	$ 170,719	$ 164,297	3.9%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(C)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

September 30, 2018

(Unaudited) (1)

	Total	Same-Store
	Same-Store	Physical Occupancy			Total Revenue per Occupied Home
	Homes	3Q 18	2Q 18	Change	3Q 18	2Q 18	Change

West Region
Orange County, CA	4,434	96.3%	96.0%	0.3%	$ 2,325	$ 2,296	1.3%
San Francisco, CA	2,751	96.7%	97.0%	-0.3%	3,604	3,560	1.2%
Seattle, WA	2,837	96.3%	96.7%	-0.4%	2,456	2,404	2.2%
Los Angeles, CA	1,225	96.1%	95.5%	0.6%	2,830	2,815	0.5%
Monterey Peninsula, CA	1,565	97.2%	97.4%	-0.2%	1,786	1,757	1.7%
Other Southern CA	654	96.5%	96.8%	-0.3%	1,913	1,880	1.8%
Portland, OR	476	96.2%	96.7%	-0.5%	1,588	1,577	0.7%
	13,942	96.5%	96.5%	0.0%	2,543	2,509	1.4%

Mid-Atlantic Region
Metropolitan DC	7,798	97.3%	97.5%	-0.2%	2,043	2,025	0.9%
Richmond, VA	1,358	97.9%	98.2%	-0.3%	1,340	1,332	0.6%
Baltimore, MD	720	95.3%	96.5%	-1.2%	1,689	1,698	-0.5%
	9,876	97.2%	97.6%	-0.4%	1,920	1,905	0.8%

Northeast Region
New York, NY	1,945	98.0%	97.1%	0.9%	4,354	4,315	0.9%
Boston, MA	1,548	96.4%	96.9%	-0.5%	3,110	3,032	2.6%
	3,493	97.3%	97.0%	0.3%	3,808	3,747	1.6%

Southeast Region
Orlando, FL	2,500	97.2%	96.9%	0.3%	1,354	1,335	1.4%
Nashville, TN	2,260	96.4%	96.8%	-0.4%	1,347	1,282	5.1%
Tampa, FL	2,287	97.2%	97.5%	-0.3%	1,401	1,406	-0.4%
Other Florida	636	96.7%	97.0%	-0.3%	1,609	1,586	1.5%
	7,683	96.9%	97.1%	-0.2%	1,387	1,361	1.9%

Southwest Region
Dallas, TX	2,040	96.8%	97.0%	-0.2%	1,251	1,256	-0.4%
Austin, TX	1,273	97.7%	96.9%	0.8%	1,471	1,446	1.7%
	3,313	97.2%	97.0%	0.2%	1,335	1,329	0.5%

Total/Weighted Avg.	38,307	96.9%	97.0%	-0.1%	$ 2,161	$ 2,132	1.4%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(D)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Quarter vs. Last Quarter

September 30, 2018

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	3Q 18	2Q 18	Change	3Q 18	2Q 18	Change	3Q 18	2Q 18	Change

West Region
Orange County, CA	4,434	$ 29,781	$ 29,320	1.6%	$ 6,774	$ 6,413	5.6%	$ 23,007	$ 22,907	0.4%
San Francisco, CA	2,751	28,761	28,500	0.9%	6,905	6,668	3.6%	21,856	21,832	0.1%
Seattle, WA	2,837	20,126	19,787	1.7%	5,742	5,557	3.3%	14,384	14,230	1.1%
Los Angeles, CA	1,225	9,996	9,881	1.2%	2,501	2,596	-3.7%	7,495	7,285	2.9%
Monterey Peninsula, CA	1,565	8,149	8,036	1.4%	1,891	1,808	4.6%	6,258	6,228	0.5%
Other Southern CA	654	3,621	3,570	1.4%	941	861	9.3%	2,680	2,709	-1.1%
Portland, OR	476	2,181	2,177	0.2%	540	539	0.1%	1,641	1,638	0.2%
	13,942	102,615	101,271	1.3%	25,294	24,442	3.5%	77,321	76,829	0.6%

Mid-Atlantic Region
Metropolitan DC	7,798	46,500	46,188	0.7%	14,551	13,962	4.2%	31,949	32,226	-0.9%
Richmond, VA	1,358	5,346	5,330	0.3%	1,346	1,253	7.4%	4,000	4,077	-1.9%
Baltimore, MD	720	3,477	3,540	-1.8%	1,206	1,104	9.3%	2,271	2,436	-6.8%
	9,876	55,323	55,058	0.5%	17,103	16,319	4.8%	38,220	38,739	-1.3%

Northeast Region
New York, NY	1,945	24,900	24,446	1.9%	9,364	8,069	16.1%	15,536	16,377	-5.1%
Boston, MA	1,548	13,922	13,643	2.0%	3,517	3,415	3.0%	10,405	10,228	1.7%
	3,493	38,822	38,089	1.9%	12,881	11,484	12.2%	25,941	26,605	-2.5%

Southeast Region
Orlando, FL	2,500	9,868	9,701	1.7%	2,919	2,806	4.0%	6,949	6,895	0.8%
Nashville, TN	2,260	8,804	8,411	4.7%	2,414	2,407	0.3%	6,390	6,004	6.4%
Tampa, FL	2,287	9,343	9,403	-0.6%	3,107	3,042	2.2%	6,236	6,361	-2.0%
Other Florida	636	2,969	2,936	1.1%	947	1,036	-8.6%	2,022	1,900	6.4%
	7,683	30,984	30,451	1.7%	9,387	9,291	1.0%	21,597	21,160	2.1%

Southwest Region
Dallas, TX	2,040	7,413	7,457	-0.6%	2,912	2,840	2.5%	4,501	4,617	-2.5%
Austin, TX	1,273	5,489	5,352	2.6%	2,350	2,281	3.0%	3,139	3,071	2.2%
	3,313	12,902	12,809	0.7%	5,262	5,121	2.7%	7,640	7,688	-0.6%

Total	38,307	$ 240,646	$ 237,678	1.2%	$ 69,927	$ 66,657	4.9%	$ 170,719	$ 171,021	-0.2%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(E)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

September 30, 2018

(Unaudited) (1)

		% of Same-
	Total	Store Portfolio	Same-Store
	Same-Store	Based on	Physical Occupancy			Total Revenue per Occupied Home
	Homes	YTD 2018 NOI	YTD 18	YTD 17	Change	YTD 18	YTD 17	Change

West Region
Orange County, CA	4,434	13.6%	96.2%	95.4%	0.8%	$ 2,296	$ 2,228	3.1%
San Francisco, CA	2,751	12.9%	96.8%	96.6%	0.2%	3,550	3,448	3.0%
Seattle, WA	2,593	7.7%	96.6%	96.4%	0.2%	2,415	2,296	5.2%
Los Angeles, CA	1,225	4.3%	95.9%	95.6%	0.3%	2,802	2,701	3.7%
Monterey Peninsula, CA	1,565	3.7%	97.2%	96.9%	0.3%	1,749	1,622	7.8%
Other Southern CA	654	1.6%	96.5%	96.1%	0.4%	1,886	1,786	5.6%
Portland, OR	476	1.0%	96.5%	97.2%	-0.7%	1,572	1,532	2.6%
	13,698	44.8%	96.5%	96.1%	0.4%	2,508	2,414	3.9%

Mid-Atlantic Region
Metropolitan DC	7,798	19.0%	97.4%	96.9%	0.5%	2,024	1,977	2.4%
Richmond, VA	1,358	2.4%	98.0%	97.7%	0.3%	1,328	1,285	3.3%
Baltimore, MD	720	1.4%	96.1%	96.7%	-0.6%	1,694	1,690	0.2%
	9,876	22.8%	97.4%	97.0%	0.4%	1,904	1,860	2.3%

Northeast Region
New York, NY	1,945	9.7%	97.7%	97.7%	0.0%	4,330	4,336	-0.1%
Boston, MA	1,548	6.1%	96.6%	96.3%	0.3%	3,040	2,956	2.8%
	3,493	15.8%	97.2%	97.1%	0.1%	3,762	3,729	0.9%

Southeast Region
Orlando, FL	2,500	4.1%	97.0%	96.9%	0.1%	1,335	1,251	6.7%
Nashville, TN	2,260	3.7%	96.6%	96.9%	-0.3%	1,301	1,251	4.0%
Tampa, FL	2,287	3.8%	97.4%	97.0%	0.4%	1,396	1,342	4.0%
Other Florida	636	1.1%	96.6%	96.5%	0.1%	1,588	1,513	5.0%
	7,683	12.7%	97.0%	96.9%	0.1%	1,364	1,300	5.0%

Southwest Region
Dallas, TX	2,040	2.7%	96.7%	96.5%	0.2%	1,249	1,221	2.3%
Austin, TX	883	1.2%	97.4%	97.1%	0.3%	1,358	1,366	-0.6%
	2,923	3.9%	96.9%	96.7%	0.2%	1,282	1,265	1.4%

Total/Weighted Avg.	37,673	100.0%	96.9%	96.6%	0.3%	$ 2,137	$ 2,074	3.1%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(F)

UDR, Inc.

Same-Store Operating Information By Major Market

Current Year-to-Date vs. Prior Year-to-Date

September 30, 2018

(Unaudited) (1)

		Same-Store ($000s)
	Total
	Same-Store	Revenues			Expenses			Net Operating Income
	Homes	YTD 18	YTD 17	Change	YTD 18	YTD 17	Change	YTD 18	YTD 17	Change

West Region
Orange County, CA	4,434	$ 88,140	$ 84,832	3.9%	$ 19,604	$ 20,499	-4.4%	$ 68,536	$ 64,333	6.5%
San Francisco, CA	2,751	85,081	82,469	3.2%	20,285	19,971	1.6%	64,796	62,498	3.7%
Seattle, WA	2,593	54,453	51,654	5.4%	15,823	14,726	7.4%	38,630	36,928	4.6%
Los Angeles, CA	1,225	29,625	28,463	4.1%	7,688	7,775	-1.1%	21,937	20,688	6.0%
Monterey Peninsula, CA	1,565	23,947	22,138	8.2%	5,521	5,506	0.3%	18,426	16,632	10.8%
Other Southern CA	654	10,711	10,104	6.0%	2,697	2,607	3.5%	8,014	7,497	6.9%
Portland, OR	476	6,499	6,380	1.9%	1,598	1,581	1.0%	4,901	4,799	2.2%
	13,698	298,456	286,040	4.3%	73,216	72,665	0.8%	225,240	213,375	5.6%

Mid-Atlantic Region
Metropolitan DC	7,798	138,354	134,464	2.9%	43,106	41,205	4.6%	95,248	93,259	2.1%
Richmond, VA	1,358	15,910	15,347	3.7%	3,906	3,760	3.9%	12,004	11,587	3.6%
Baltimore, MD	720	10,547	10,588	-0.4%	3,334	3,202	4.1%	7,213	7,386	-2.3%
	9,876	164,811	160,399	2.8%	50,346	48,167	4.5%	114,465	112,232	2.0%

Northeast Region
New York, NY	1,945	74,061	74,161	-0.1%	25,576	23,360	9.5%	48,485	50,801	-4.6%
Boston, MA	1,548	40,913	39,653	3.2%	10,275	10,303	-0.3%	30,638	29,350	4.4%
	3,493	114,974	113,814	1.0%	35,851	33,663	6.5%	79,123	80,151	-1.3%

Southeast Region
Orlando, FL	2,500	29,139	27,284	6.8%	8,474	8,029	5.5%	20,665	19,255	7.3%
Nashville, TN	2,260	25,563	24,662	3.7%	7,136	6,892	3.5%	18,427	17,770	3.7%
Tampa, FL	2,287	27,986	26,802	4.4%	9,076	8,835	2.7%	18,910	17,967	5.2%
Other Florida	636	8,784	8,355	5.1%	2,980	2,915	2.2%	5,804	5,440	6.7%
	7,683	91,472	87,103	5.0%	27,666	26,671	3.7%	63,806	60,432	5.6%

Southwest Region
Dallas, TX	2,040	22,181	21,637	2.5%	8,582	7,936	8.1%	13,599	13,701	-0.7%
Austin, TX	883	10,515	10,544	-0.3%	4,478	4,523	-1.0%	6,037	6,021	0.3%
	2,923	32,696	32,181	1.6%	13,060	12,459	4.8%	19,636	19,722	-0.4%

Total	37,673	$ 702,409	$ 679,537	3.4%	$ 200,139	$ 193,625	3.4%	$ 502,270	$ 485,912	3.4%

(1)	See Attachment 16 for definitions and other terms.

Attachment 8(G)

UDR, Inc.

Same-Store Operating Information By Major Market

September 30, 2018

(Unaudited) (1)

	Effective Blended Lease Rate Growth	Effective New Lease Rate Growth	Effective Renewal Lease Rate Growth	Annualized Turnover (2)(3)
	3Q 2018	3Q 2018	3Q 2018	3Q 2018	3Q 2017	YTD 2018	YTD 2017

West Region
Orange County, CA	2.6%	1.4%	4.4%	72.9%	72.2%	59.6%	61.5%
San Francisco, CA	5.7%	6.0%	5.4%	66.6%	66.1%	55.5%	58.0%
Seattle, WA	5.3%	4.6%	6.1%	67.5%	65.3%	54.9%	57.1%
Los Angeles, CA	4.0%	3.3%	4.8%	64.4%	60.9%	54.5%	51.2%
Monterey Peninsula, CA	8.1%	9.4%	7.2%	47.4%	60.1%	43.2%	50.9%
Other Southern CA	3.9%	2.5%	6.1%	76.4%	69.8%	59.7%	60.1%
Portland, OR	1.5%	-0.4%	3.1%	59.2%	54.2%	55.9%	51.7%
	4.5%	3.8%	5.3%	67.6%	66.9%	55.8%	57.7%

Mid-Atlantic Region
Metropolitan DC	2.6%	0.8%	4.4%	62.0%	59.5%	47.1%	48.3%
Richmond, VA	3.1%	1.6%	4.3%	57.3%	54.6%	48.5%	50.9%
Baltimore, MD	-0.8%	-4.6%	4.0%	74.4%	70.5%	60.5%	62.4%
	2.4%	0.4%	4.3%	62.5%	59.9%	48.6%	49.9%

Northeast Region
New York, NY	0.8%	-0.9%	2.1%	59.2%	65.7%	47.3%	43.2%
Boston, MA	4.9%	4.3%	5.6%	70.7%	61.8%	55.1%	52.0%
	2.2%	1.1%	3.1%	64.8%	64.0%	51.1%	47.5%

Southeast Region
Orlando, FL	6.8%	7.2%	6.3%	59.0%	64.0%	52.5%	53.5%
Nashville, TN	3.0%	1.7%	4.1%	56.0%	59.0%	49.8%	55.2%
Tampa, FL	5.4%	4.5%	6.4%	62.1%	60.5%	55.1%	55.7%
Other Florida	4.6%	4.5%	4.7%	50.5%	48.7%	46.7%	39.7%
	5.1%	4.7%	5.5%	58.5%	60.5%	52.1%	53.8%

Southwest Region
Dallas, TX	1.0%	-3.6%	5.3%	67.5%	70.0%	57.3%	58.1%
Austin, TX	3.9%	3.2%	4.6%	56.8%	54.6%	54.4%	46.8%
	2.2%	-0.7%	5.0%	63.8%	65.0%	56.2%	54.2%

Total/Weighted Avg.	3.5%	2.4%	4.6%	63.4%	63.0%	52.5%	53.5%

3Q 2017 Weighted Avg. Lease Rate Growth (3)	2.9%	1.1%	4.8%

3Q 2018 Percentage of Total Repriced Homes		50.8%	49.2%

(1)	See Attachment 16 for definitions and other terms.
(2)	3Q18 same-store home count: 38,307. YTD 2018 same-store home count: 37,673.
(3)	3Q17 same-store home count: 36,540. YTD 2017 same-store home count: 35,689.

Attachment 9

UDR, Inc.

Development Summary

September 30, 2018

(Dollars in Thousands)

(Unaudited) (1) (2)

Wholly-Owned
										Schedule		Percentage
		# of	Compl.	Cost to	Budgeted	Est. Cost		Project		Initial
Community	Location	Homes	Homes	Date	Cost	per Home		Debt	Start	Occ.	Compl.	Leased	Occupied

Projects Under Construction
345 Harrison Street	Boston, MA	585	470	$350,686	$362,500	$620	(3)	$-	1Q16	2Q18	4Q18	73.7%	65.8%
Total Under Construction		585	470	$350,686	$362,500	$620		$-

Completed Projects, Non-Stabilized
The Residences at Pacific City	Huntington Beach, CA	516	516	$350,427	$353,000	$684		$-	2Q15	2Q17	2Q18	81.2%	74.4%
Total Completed, Non-Stablilized		516	516	$350,427	$353,000	$684		$-

Total - Wholly Owned		1,101	986	$701,113	$715,500	$650		$-

NOI From Wholly-Owned Projects								UDR's Capitalized Interest
		3Q 18							3Q 18

Projects Under Construction		$1,176							$ 1,040
Completed, Non-Stabilized		1,873
Total		$3,049

Unconsolidated Joint Ventures (4)
										Schedule		Percentage
		Own.	# of	Compl.	Cost to	Budgeted		Project		Initial
Community	Location	Interest	Homes	Homes	Date (5)	Cost		Debt (6)	Start	Occ.	Compl.	Leased	Occupied
Projects Under Construction
N/A	N/A	-	-	-	$-	$-		$-	N/A	N/A	N/A	-	-
Total Under Construction			-	-	$-	$-		$-

Completed Projects, Non-Stabilized
Vision on Wilshire	Los Angeles, CA	50%	150	150	$123,344	$127,000	(7)	$61,579	2Q16	2Q18	2Q18	74.7%	62.7%
Vitruvian West	Addison, TX	50%	383	383	57,321	59,000		40,890	4Q16	1Q18	3Q18	96.1%	93.0%
Total Completed, Non-Stabilized			533	533	$180,665	$186,000		$102,469

Total - Unconsolidated Joint Ventures			533	533	$180,665	$186,000		$102,469

UDR's Share of NOI From Unconsolidated Joint Venture Projects								UDR's Capitalized Interest

		3Q 18							3Q 18
Projects Under Construction		$-							$ 25
Completed, Non-Stabilized		378
Total		$378

Projected Stabilized Yield on Development Projects Over Respective Market Cap Rates:									150-200 bps

(1)	See Attachment 16 for definitions and other terms.
(2)	The development summary above includes communities under development that UDR wholly owns or owns an interest in through an unconsolidated joint venture.
(3)	Includes 35,200 square feet of retail space.
(4)	Unconsolidated developments are presented at 100%.
(5)	Cost to Date includes land using the fair value established at joint venture formation versus historical cost and excludes UDR outside basis differences.
(6)	Debt balances are presented net of deferred financing costs.
(7)	Includes 6,000 square feet of retail space.

Attachment 10

UDR, Inc.

Redevelopment Summary

September 30, 2018

(Dollars in Thousands)

(Unaudited) (1)

			Sched.					Schedule				Percentage
		# of	Redev.	Compl.	Cost to	Budgeted	Est. Cost				Same-
Community	Location	Homes	Homes	Homes	Date	Cost (2)	per Home	Acq.	Start	Compl.	Store (3)	Leased	Occupied

Projects in Redevelopment

N/A	N/A	-	-	-	$-	$-	$-	N/A	N/A	N/A	N/A	-	-
Total		-	-	-	$-	$-	$-

UDR's Capitalized Interest
3Q 18
$-

Projected Weighted Average Return on
Incremental Capital Invested:	N/A

(1)	See Attachment 16 for definitions and other terms.
(2)	Represents UDR's incremental capital invested in the projects.
(3)	Estimated Same-Store quarter represents the quarter UDR anticipates contributing the community to the QTD same-store pool.

Attachment 11

UDR, Inc.

Land Summary

September 30, 2018

(Dollars in Thousands)

(Unaudited) (1)

		UDR Ownership	Real Estate	UDR's Share
Parcel	Location	Interest	Cost Basis	Cost Basis	Status Update (2)

					Pursuing	Design	Hold for Future
					Entitlements	Development	Development
Wholly-Owned
7 Harcourt (3)	Boston, MA	100%	$ 7,351	$ 7,351	Complete	In Process
Vitruvian Park®	Addison, TX	100%	13,630	13,630	Complete		In Process
Dublin Land	Dublin, CA	100%	15,771	15,771	In Process	In Process
Total			$ 36,752	$ 36,752

			Real Estate	UDR's Share
Unconsolidated Joint Ventures			Cost Basis	Cost Basis

UDR/MetLife Land - 5 parcels	Addison, TX	50%	$ 49,706	$ 24,853	Complete	In Process	In Process
Total			$ 49,706	$ 24,853

Total			$ 86,458	$ 61,605

UDR's Capitalized Interest

3Q 18
$ 592

(1)	See Attachment 16 for definitions and other terms.
(2)	Pursuing Entitlements: During this phase the Company is actively pursuing the necessary approvals for the rights to develop multifamily and/or mixed use communities.

Design Development:  During this phase the Company is actively working to complete architectural and engineering documents in preparation for the commencement of construction of multifamily and/or mixed uses communities.

Hold for Future Development:  Entitled and/or unentitled land sites that the Company holds for future development.

(3)	Land is adjacent to UDR's Garrison Square community.

Attachment 12(A)

UDR, Inc.

Unconsolidated Joint Venture Summary

September 30, 2018

(Dollars in Thousands)

(Unaudited) (1)

			# of		Physical	Total Rev. per	Net Operating Income
	Property	Own.	Comm. /	# of	Occupancy	Occ. Home	UDR's Share		Total
Portfolio Characteristics	Type	Interest	Parcels	Homes (2)	3Q 18	3Q 18	3Q 18	YTD 18	YTD 18 (3)
UDR / MetLife
Operating communities	Various	50%	23	5,900	95.9%	$ 3,130	$ 18,326	$ 54,087	$ 107,806
Non-Mature	Various	50%	3	726	94.9%	3,353	2,376	6,861	13,703
Development communities	Various	50%	2	533	65.7%	2,165	378	267	534
Land parcels		50%	5	-	-	-	(19)	(36)	(72)
UDR / KFH
Operating communities	High-rise	30%	3	660	97.3%	2,711	1,089	3,246	10,821
UDR / West Coast Development JV
Non-Mature	Mid-rise	47%	1	293	95.6%	2,523	599	1,696	3,599
Total			37	8,112	93.9%	$ 3,062	$ 22,749	$ 66,121	$ 136,391

	Gross Book Value				Weighted
	of JV Real	Total Project	UDR's Equity		Avg. Debt	Debt
Balance Sheet Characteristics	Estate Assets (4)	Debt (4)	Investment		Interest Rate	Maturities

UDR / MetLife
Operating communities	$ 2,608,925	$ 1,480,322	$ 369,691		4.25%	2019-2027
Non-Mature	339,507	190,124	67,768		4.22%	2028
Development communities	184,209	102,469	47,327		4.57%	2020-2028
Land parcels	49,706	-	41,154		N/A	N/A
UDR / KFH
Operating communities	288,339	165,792	6,453		4.15%	2025-2026
UDR / West Coast Development JV
Non-Mature	129,360	56,096	36,645		4.20%	2019
Total	$ 3,600,046	$ 1,994,803	$ 569,038		4.25%

	Joint Venture
	Same-Store	3Q 18 vs. 3Q 17 Growth				3Q 18 vs. 2Q 18 Growth
Joint Venture Same-Store Growth	Communities (5)	Revenue	Expense	NOI		Revenue	Expense	NOI
UDR / MetLife	23	1.6%	4.0%	0.5%		0.8%	2.8%	-0.2%
UDR / KFH	3	2.2%	3.2%	1.7%		1.2%	1.9%	0.9%
Total	26	1.7%	3.9%	0.6%		0.8%	2.8%	-0.1%

	Joint Venture
	Same-Store	YTD 18 vs. YTD 17 Growth
Joint Venture Same-Store Growth	Communities (5)	Revenue	Expense	NOI

UDR / MetLife	22	0.5%	5.8%	-2.1%
UDR / KFH	3	1.6%	5.3%	0.1%
Total	25	0.5%	5.8%	-1.9%

(1)	See Attachment 16 for definitions and other terms.
(2)	Includes homes completed for the period ended September 30, 2018.
(3)	Represents NOI at 100% for the period ended September 30, 2018.
(4)

Joint ventures and partnerships represented at 100%.  Debt balances are presented net of deferred financing costs. The gross book value of real estate assets for UDR / West Coast Development JV represents the going-in valuation.

(5)	Joint Venture Same-Store growth is presented at UDR’s ownership interest.

Attachment 12(B)

UDR, Inc.

Developer Capital Program (2)

September 30, 2018

(Dollars in Thousands)

(Unaudited) (1)

West Coast Development JV (3)
						UDR Initial	UDR
		Own.	# of	Compl.	Going-in	Investment	Share of	Schedule			Percentage
Community	Location	Interest	Homes	Homes	Valuation	Cost	Debt (4)	Start	Compl.	Stabilization	Leased	Occupied

Projects Under Construction

The Arbory	Hillsboro, OR	49%	276	179	$68,400	$16,121	$15,575	4Q16	4Q18	2Q19	57.6%	49.3%
Total			276	179	$68,400	$16,121	$15,575
Completed Projects, Non-Stabilized
Parallel	Anaheim, CA	49%	386	386	$114,660	$26,529	$28,940	4Q14	2Q18	4Q18	86.0%	84.7%
CityLine II	Seattle, WA	49%	155	155	58,250	15,484	12,621	3Q16	2Q18	4Q18	82.6%	80.0%
Total			541	541	$172,910	$42,013	$41,561
Completed Projects, Stabilized
N/A	N/A		-	-	$-	$-	$-	N/A	N/A	N/A	-	-
Total			-	-	$-	$-	$-

Total - West Coast Development JV			817	720	$241,310	$58,134	$57,136

Economics For Projects Under Construction and Completed Projects, Non-Stabilized
				3Q 2018 at UDR's Share
											Income from
	UDR's Equity	Preferred									Preferred Equity
	Investment (5)	Return		Preferred Return		Net Operating Income		Interest and Other Expense			Investment (6)
West Coast Development JV	$65,476	6.5%		$1,064		$-		$(36)			$1,028

Economics For Completed Projects, Stabilized
				3Q 2018 at UDR's Share (3)
		Total Rev. per									Income from
	UDR's Equity	Occ. Home									Preferred Equity
	Investment (5)	3Q 2018 (1)		Preferred Return		Net Operating Income		Interest and Other Expense			Investment (6)
West Coast Development JV	$-	$-		$-		$-		$-			$-

Total - West Coast Development JV				$1,064		$-		$(36)			$1,028

Developer Capital Program - Other
							Income from
		# of	UDR Investment		Return	Years to	Investment		Upside	Investment
Community	Location	Homes	Commitment (7)	Balance (7)	Rate	Maturity	3Q 2018		Participation	Type
The Portals	Washington, DC	373	$ 38,559	$ 41,996	11.0%	2.7	$1,015		-	Mezzanine Loan
1532 Harrison	San Francisco, CA	136	24,645	21,373	11.0%	3.8	721		-	Preferred Equity
1200 Broadway	Nashville, TN	313	55,558	48,805	8.0%	4.0	859		Variable	Preferred Equity
Alameda Point Block 11 (8)	Alameda, CA	220	20,000	21,372	12.0%	0.5	642		-	Secured Loan
Junction (9)	Santa Monica, CA	66	8,800	8,938	12.0%	4.0	141		-	Preferred Equity
1300 Fairmount (10)	Philadelphia, PA	471	51,393	2,670	9.0%	5.0	27		Variable	Preferred Equity
Essex (11)	Orlando, FL	330	12,886	6,326	12.5%	5.0	46		-	Preferred Equity
Total - Developer Capital Program - Other		1,909	$ 211,841	$ 151,480	10.0%	3.7	$3,451

Total Developer Capital Program - UDR Initial Investment Cost/Investment Balance, Including Accrued Return							$222,726

(1)	See Attachment 16 for definitions and other terms.
(2)

UDR's investments noted above are reflected as investment in and advances to unconsolidated joint ventures or notes receivable, net on the Consolidated Balance Sheets and income/(loss) from unconsolidated entities or interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.

(3)

On the West Coast Development JV communities, UDR receives a 6.5% preferred return on our equity investment cost until stabilization.  Our partner assumes all economics until stabilization.  Upon stabilization, economics will be shared between UDR and our partner.  A community is considered stabilized when it reaches 80% occupancy for ninety consecutive days.  UDR has the option to purchase each community at a fixed price one year after completion.

(4)	Debt balances are presented net of deferred financing costs.
(5)	UDR's equity investment of $65.5 million is inclusive of outside basis, depreciation expense and our accrued preferred return, which differs from our investment cost of $58.1 million.
(6)	Excludes depreciation expense.
(7)	Investment commitment represents maximum loan principal or equity and therefore excludes accrued return. Investment balance includes amount funded plus accrued return prior to the period end.
(8)

In March 2018, UDR made a $20.0 million secured loan to a third-party developer to acquire a parcel of land upon which the developer will construct a 220 apartment home community.  The loan is secured by the land parcel and is reflected in notes receivable, net on the Consolidated Balance Sheets and interest and other income/(expense), net on the Consolidated Statements of Operations in accordance with GAAP.

(9)	In August 2018, UDR entered into a new joint venture with an unaffiliated third-party developer. UDR earns a 12.0% return rate from the project.
(10)

In August 2018, UDR entered into a new joint venture with an unafiiliated third-party developer.  UDR earns a 9.0% return rate and receives a variable percentage of the value created from the project upon a capital or liquidating event.

(11)	In September 2018, UDR entered into a new joint venture with an unaffiliated third-party developer. UDR earns a 12.5% return rate from the project.

Attachment 13

UDR, Inc.

Acquisitions, Dispositions and Developer Capital Program Investments Summary

September  30, 2018

(Dollars in Thousands)

(Unaudited) (1)

				Post
			Prior	Transaction
			Ownership	Ownership	UDR Investment	Return	# of
Date of Investment	Community	Location	Interest	Interest	Commitment	Rate	Homes

Developer Capital Program - Other

Mar-18	Alameda Point Block 11	Alameda, CA	N/A	N/A	$ 20,000	12.0%	220
Aug-18	Junction	Santa Monica, CA	N/A	N/A	8,800	12.0%	66
Aug-18	1300 Fairmount	Philadelphia, PA	N/A	N/A	51,393	9.0%	471
Sep-18	Essex	Orlando, FL	N/A	N/A	12,886	12.5%	330
					$ 93,079	10.4%	1,087

				Post
			Prior	Transaction
			Ownership	Ownership			# of	Price per
Date of Sale	Community	Location	Interest	Interest	Price (2)	Debt (2)	Homes	Home

Dispositions - Wholly-Owned

Feb-18	Pacific Shores (3)	Huntington Beach, CA	100%	0%	$ 90,500	$-	264	$343
					$ 90,500	$-	264	$343

(1)	See Attachment 16 for definitions and other terms.
(2)	Price represents 100% of assets. Debt represents 100% of the asset's indebtedness.
(3)	UDR recorded a gain on sale of approximately $70.3 million during the nine months ended September 30, 2018, which is included in gain/(loss) on sale of real estate owned, net of tax in Attachment 1.

Attachment 14

UDR, Inc.

Capital Expenditure and Repair and Maintenance Summary

September 30, 2018

(In thousands, except Cost per Home)

(Unaudited) (1)

		Three Months		Capex	Nine Months		Capex
	Estimated	Ended	Cost	as a %	Ended	Cost	as a %
Capital Expenditures for Consolidated Homes (2)	Useful Life (yrs.)	September 30, 2018	per Home	of NOI	September 30, 2018	per Home	of NOI

Average number of homes (3)		39,434			39,463

Recurring Cap Ex
Asset preservation
Building interiors	5 - 20	$ 5,153	$131		$ 13,457	$341
Building exteriors	5 - 20	4,959	126		9,463	240
Landscaping and grounds	10	1,377	35		3,139	80
Total asset preservation		11,489	291		26,059	660
Turnover related	5	3,460	88		8,340	211
Total Recurring Cap Ex		14,949	379	9%	34,399	872	7%
Revenue Enhancing Cap Ex (4)
Kitchen & Bath		3,546	90		7,897	200
Revenue Enhancing		7,114	180		19,248	488
Total Revenue Enhancing Cap Ex	5 - 20	10,660	270		27,145	688

Total Recurring and Revenue Enhancing Cap Ex		$ 25,609	$649		$ 61,544	$1,560

One-Time Infrastructure Cap Ex	5 - 35	$ 118	$-		$ 937	$-

		Three Months			Nine Months
		Ended	Cost		Ended	Cost
Repair and Maintenance for Consolidated Homes (Expensed)		September 30, 2018	per Home		September 30, 2018	per Home

Average number of homes (3)		39,434			39,463

Contract services		$ 5,135	$130		$ 14,694	$372

Turnover related expenses		1,340	34		3,649	92

Other Repair and Maintenance
Building interiors		2,154	55		5,718	145
Building exteriors		448	11		1,370	35
Landscaping and grounds		200	5		685	17
Total Repair and Maintenance		$ 9,277	$235		$ 26,116	$662

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes redevelopment capital and initial capital expenditures on acquisitions.
(3)	Average number of homes is calculated based on the number of homes outstanding at the end of each month.
(4)	Revenue enhancing capital expenditures were incurred at specific apartment communities in conjunction with UDR's overall capital expenditure plan.

Attachment 15

UDR, Inc.

Full-Year 2018 Guidance

September 30, 2018

(Unaudited) (1)

Net Income, FFO, FFO as Adjusted and AFFO per Share and Unit Guidance	4Q 2018	Full-Year 2018	Prior Guidance

Income/(loss) per weighted average common share, diluted	$0.26 to $0.27	$0.70 to $0.71	$0.51 to $0.54
FFO per common share and unit, diluted	$0.48 to $0.49	$1.92 to $1.93	$1.92 to $1.95
FFO as Adjusted per common share and unit, diluted	$0.49 to $0.50	$1.95 to $1.96	$1.93 to $1.96
Adjusted Funds from Operations ("AFFO") per common share and unit, diluted	$0.45 to $0.46	$1.79 to $1.80	$1.78 to $1.81
Annualized dividend per share and unit		$1.29	$1.29

Same-Store Guidance		Full-Year 2018	Full-Year 2018

Revenue growth		3.25% - 3.50%	3.00% - 3.50%
Expense growth		3.25% - 3.50%	3.00% - 3.50%
NOI growth		3.25% - 3.50%	3.00% - 3.50%
Physical occupancy		96.7% - 96.9%	96.7% - 96.9%

Same-Store homes		37,673	38,277

Sources of Funds ($ in millions)		Full-Year 2018	Full-Year 2018

AFFO in Excess of Dividends		$152 to $155	$149 to $158
Debt / Equity Issuances, LOC Draw / (Paydown) and Sales Proceeds		$410 to $580	$170 to $370
Construction Loan Proceeds		$20 to $30	$25 to $35

Uses of Funds ($ in millions)		Full-Year 2018	Full-Year 2018

Debt maturities inclusive of principal amortization (weighted average interest rate of 5.32%)(2)		$250 to $300	$35
Development and redevelopment spending and land acquisitions		$160 to $190	$175 to $250
Developer Capital Program		$110 to $120	$90 to $110
Equity Buybacks		$20	$20
Acquisitions		$0 to $90	$0 to $100
Revenue enhancing capital expenditures inclusive of Kitchen and Bath		$40 to $45	$40 to $45

Other Additions/(Deductions) ($ in millions except per home amounts)		Full-Year 2018	Full-Year 2018

Consolidated interest expense, net of capitalized interest and adjustments for FFO as Adjusted		($131) to ($134)	($131) to ($136)
Capitalized interest (3)		$9 to $13	$9 to $13
General and administrative		($46) to ($50)	($46) to ($50)
Tax (provision)/benefit for TRS		($1) to ($1.5)	($1) to ($2)
Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted		$66 to $70	$64 to $71
Non-recurring items:
Disposition related gains/(losses) and non-recurring fees included in FFO		N/A	N/A
Average stabilized homes		39,500	39,500
Recurring capital expenditures per home		$1,175	$1,175

(1)	See Attachment 16 for definitions and other terms.
(2)	Excludes short-term maturities related to the Company's unsecured commercial paper program.
(3)

Excludes capitalized interest on joint venture and partnership level debt, which is included in the guidance for "Total joint venture FFO including fee income, net of adjustments for FFO as Adjusted" above.

Attachment 16(A)

UDR, Inc.

Definitions and Reconciliations

September 30, 2018

(Unaudited)

Acquired Communities:  The Company defines Acquired Communities as those communities acquired by the Company, other than development and redevelopment activity, that did not achieve stabilization as of the most recent quarter.

Adjusted Funds from Operations ("AFFO") attributable to common stockholders and unitholders:  The Company defines AFFO as FFO as Adjusted attributable to common stockholders and unitholders less recurring capital expenditures on consolidated communities that are necessary to help preserve the value of and maintain functionality at our communities.

Management considers AFFO a useful supplemental performance metric for investors as it is more indicative of the Company's operational performance than FFO or FFO as Adjusted.  AFFO is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance.  The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to AFFO.  Management believes that AFFO is a widely recognized measure of the operations of REITs, and presenting AFFO will enable investors to assess our performance in comparison to other REITs.  However, other REITs may use different methodologies for calculating AFFO and, accordingly, our AFFO may not always be comparable to AFFO calculated by other REITs.  AFFO should not be considered as an alternative to net income/(loss) (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to make distributions.  A reconciliation from net income/(loss) attributable to common stockholders to AFFO is provided on Attachment 2.

Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items:  The Company defines Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items as Consolidated Interest Coverage Ratio - adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment, plus preferred dividends.

Management considers Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Fixed Charge Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Interest Coverage Ratio - adjusted for non-recurring items:  The Company defines Consolidated Interest Coverage Ratio - adjusted for non-recurring items as Consolidated EBITDAre – adjusted for non-recurring items divided by total consolidated interest, excluding the impact of costs associated with debt extinguishment.

Management considers Consolidated Interest Coverage Ratio - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation of the components that comprise Consolidated Interest Coverage Ratio - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items:  The Company defines Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items as total consolidated debt net of cash and cash equivalents divided by annualized Consolidated EBITDAre - adjusted for non-recurring items. Consolidated EBITDAre - adjusted for non-recurring items is defined as EBITDAre excluding the impact of income/(loss) from unconsolidated entities, adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures and other non-recurring items including, but not limited to casualty-related charges/(recoveries), net of wholly owned communities.

Management considers Consolidated Net Debt-to-EBITDAre - adjusted for non-recurring items a useful metric for investors as it provides ratings agencies, investors and lending partners with a widely-used measure of the Company’s ability to service its consolidated debt obligations as well as compare leverage against that of its peer REITs. A reconciliation between net income/(loss) and Consolidated EBITDAre - adjusted for non-recurring items is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Development Communities:  The Company defines Development Communities as those communities recently developed or under development by the Company, that are currently majority owned by the Company and have not achieved stabilization as of the most recent quarter.

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre):  The Company defines EBITDAre as net income/(loss) (computed in accordance GAAP), plus interest expense, including costs associated with debt extinguishment, plus real estate depreciation and amortization, plus other depreciation and amortization, plus (minus) income tax provision/(benefit), net, (minus) plus net gain/(loss) on the sale of depreciable real estate owned, plus impairment write-downs of depreciable real estate, plus the adjustments to reflect the Company’s share of EBITDAre of unconsolidated joint ventures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre was approved by the Board of Governors of NAREIT in September 2017.

Management considers EBITDAre a useful metric for investors as it provides an additional indicator of the Company’s ability to incur and service debt, and will enable investors to assess our performance against that of its peer REITs. EBITDAre should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company’s activities in accordance with GAAP. EBITDAre does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs. A reconciliation between net income/(loss) and EBITDAre is provided on Attachment 4(C) of the Company's quarterly supplemental disclosure.

Effective New Lease Rate Growth:  The Company defines Effective New Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior resident effective rent for the prior lease term on new leases commenced during the current quarter.

Management considers Effective New Lease Rate Growth a useful metric for investors as it assesses market-level new demand trends.

Effective Renewal Lease Rate Growth:  The Company defines Effective Renewal Lease Rate Growth as the increase in gross potential rent realized less concessions for the new lease term (current effective rent) versus prior effective rent for the prior lease term on renewed leases commenced during the current quarter.

Management considers Effective Renewal Lease Rate Growth a useful metric for investors as it assesses market-level, in-place demand trends.

Estimated Quarter of Completion:  The Company defines Estimated Quarter of Completion of a development or redevelopment project as the date on which construction is expected to be completed, but it does not represent the date of stabilization.

Attachment 16(B)

UDR, Inc.

Definitions and Reconciliations

September 30, 2018

(Unaudited)

Funds from Operations as Adjusted ("FFO as Adjusted") attributable to common stockholders and unitholders:  The Company defines FFO as Adjusted attributable to common stockholders and unitholders as FFO excluding the impact of acquisition-related costs and other non-comparable items including, but not limited to, prepayment costs/benefits associated with early debt retirement, gains or losses on sales of non-depreciable property and marketable securities, deferred tax valuation allowance increases and decreases, casualty-related expenses and recoveries, severance costs and legal costs.

Management believes that FFO as Adjusted is useful supplemental information regarding our operating performance as it provides a consistent comparison of our operating performance across time periods and allows investors to more easily compare our operating results with other REITs. FFO as Adjusted is not intended to represent cash flow or liquidity for the period, and is only intended to provide an additional measure of our operating performance.  The Company believes that net income/(loss) attributable to common stockholders is the most directly comparable GAAP financial measure to FFO as Adjusted.  However, other REITs may use different methodologies for calculating FFO as Adjusted or similar FFO measures and, accordingly, our FFO as Adjusted may not always be comparable to FFO as Adjusted or similar FFO measures calculated by other REITs.  FFO as Adjusted should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of financial performance, or as an alternative to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity.  A reconciliation from net income attributable to common stockholders to FFO as Adjusted is provided on Attachment 2.

Funds from Operations ("FFO") attributable to common stockholders and unitholders:  The Company defines FFO attributable to common stockholders and unitholders as net income/(loss) attributable to common stockholders (computed in accordance with GAAP), excluding impairment write-downs of depreciable real estate or of investments in non-consolidated investees that are driven by measurable decreases in the fair value of depreciable real estate held by the investee, gains or losses from sales of depreciable property, plus real estate depreciation and amortization, and after adjustments for noncontrolling interests, unconsolidated partnerships and joint ventures.  This definition conforms with the National Association of Real Estate Investment Trust's definition issued in April 2002.  In the computation of diluted FFO, if OP Units, DownREIT Units, unvested restricted stock, unvested LTIP units, stock options, and the shares of Series E Cumulative Convertible Preferred Stock are dilutive, they are included in the diluted share count.

Management considers FFO a useful metric for investors as the Company uses FFO in evaluating property acquisitions and its operating performance and believes that FFO should be considered along with, but not as an alternative to, net income and cash flow as a measure of the Company's activities in accordance with GAAP.  FFO does not represent cash generated from operating activities in accordance with GAAP and is not necessarily indicative of funds available to fund our cash needs.  A reconciliation from net income/(loss) attributable to common stockholders to FFO is provided on Attachment 2.

Held For Disposition Communities:   The Company defines Held for Disposition Communities as those communities that were held for sale as of the end of the most recent quarter.

Joint Venture Reconciliation at UDR's weighted average ownership interest:

In thousands	3Q 2018	YTD 2018
Income/(loss) from unconsolidated entities	$(1,382)	$(5,091)
Management fee	1,236	3,656
Interest expense	10,425	29,817
Depreciation	15,979	45,831
General and administrative	134	406
West Coast Development JV Preferred Return - Attachment 12(B)	(1,064)	(3,127)
Developer Capital Program - Other (excludes Alameda Point Block 11)	(2,809)	(6,099)
Other (income)/expense	230	728
Total Joint Venture NOI at UDR's Ownership Interest	$22,749	$66,121

Net Operating Income (“NOI”):  The Company defines NOI as rental income less direct property rental expenses. Rental income represents gross market rent and other revenues less adjustments for concessions, vacancy loss and bad debt.  Rental expenses include real estate taxes, insurance, personnel, utilities, repairs and maintenance, administrative and marketing. Excluded from NOI is property management expense which is calculated as 2.75% of property revenue to cover the regional supervision and accounting costs related to consolidated property operations, and land rent.

Management considers NOI a useful metric for investors as it is a more meaningful representation of a community’s continuing operating performance than net income as it is prior to corporate-level expense allocations, general and administrative costs, capital structure and depreciation and amortization and is a widely used input, along with capitalization rates, in the determination of real estate valuations.  A reconciliation from net income attributable to UDR, Inc. to NOI is provided below.

In thousands	3Q 2018	2Q 2018	1Q 2018	4Q 2017	3Q 2017
Net income/(loss) attributable to UDR, Inc.	$ 18,610	$ 20,601	$81,756	$69,280	$ 16,190
Property management	7,240	7,057	6,888	6,878	6,827
Other operating expenses	3,314	2,825	2,009	3,050	1,950
Real estate depreciation and amortization	107,881	106,520	108,136	109,401	107,171
Interest expense	34,401	31,598	29,943	34,211	30,095
Casualty-related charges/(recoveries), net	678	746	940	586	2,056
General and administrative	11,896	12,373	11,759	11,590	12,467
Tax provision/(benefit), net	158	233	227	(1,065)	127
(Income)/loss from unconsolidated entities	1,382	2,032	1,677	(19,666)	(1,819)
Interest income and other (income)/expense, net	(1,188)	(1,128)	(2,759)	(548)	(481)
Joint venture management and other fees	(2,888)	(3,109)	(2,822)	(2,764)	(2,827)
Other depreciation and amortization	1,682	1,684	1,691	1,648	1,585
(Gain)/loss on sale of real estate owned, net of tax	-	-	(70,300)	(41,272)	-
Net income/(loss) attributable to noncontrolling interests	1,648	1,843	7,469	6,347	1,380
Total consolidated NOI	$ 184,814	$ 183,275	$176,614	$177,676	$ 174,721

Attachment 16(C)

UDR, Inc.

Definitions and Reconciliations

September 30, 2018

(Unaudited)

Non-Mature Communities:  The Company defines Non-Mature Communities as those communities that have not met the criteria to be included in same-store communities.

Non-Residential / Other:  The Company defines Non-Residential / Other as non-apartment components of mixed-use properties, land held, properties being prepared for redevelopment and properties where a material change in home count has occurred.

Physical Occupancy:  The Company defines Physical Occupancy as the number of occupied homes divided by the total homes available at a community.

QTD Same-Store Communities:  The Company defines QTD Same-Store Communities as those communities Stabilized for five full consecutive quarters.  These communities were owned and had stabilized operating expenses as of the beginning of the quarter in the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Recurring Capital Expenditures: The Company defines Recurring Capital Expenditures as expenditures that are necessary to help preserve the value of and maintain functionality at its communities.

Redevelopment Communities: The Company generally defines Redevelopment Communities as those communities where substantial redevelopment is in progress that is expected to have a material impact on the community's operations, including occupancy levels and future rental rates.

Redevelopment Projected Weighted Average Return on Incremental Capital Invested:  The projected weighted average return on incremental capital invested for redevelopment projects is NOI as set forth in the definition of Stabilization Period for Redevelopment Yield, less Recurring Capital Expenditures, minus the project’s annualized NOI prior to commencing the redevelopment, less Recurring Capital Expenditures, divided by the total cost of the project.

Revenue Enhancing Capital Expenditures ("Cap Ex"):  The Company defines Revenue Enhancing Capital Expenditures as expenditures that result in increased income generation over time.

Management considers Revenue Enhancing Capital Expenditures a useful metric for investors as it quantifies the amount of capital expenditures that are expected to grow, not just maintain, revenues.

Sold Communities:  The Company defines Sold Communities as those communities that were disposed of prior to the end of the most recent quarter.

Stabilization/Stabilized: The Company defines Stabilization/Stabilized as when a community’s occupancy reaches 90% or above for at least three consecutive months.

Stabilized, Non-Mature Communities:  The Company defines Stabilized, Non-Mature Communities as those communities that have reached Stabilization but are not yet in the same-store portfolio.

Stabilization Period for Development Yield: The Company defines the Stabilization Period for Development Yield as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of the project.

Stabilization Period for Redevelopment Yield: The Company defines the stabilization period for a redevelopment property yield for purposes of computing the Redevelopment Projected Weighted Average Return on Incremental Capital Invested, as the forward twelve month NOI, excluding any remaining lease-up concessions outstanding, commencing one year following the delivery of the final home of a project.

Stabilized Yield on Developments:   The Company calculates expected stabilized yields on development as follows: projected stabilized NOI less management fees divided by budgeted construction costs on a project-specific basis.  Projected stabilized NOI for development projects, calculated in accordance with the NOI reconciliation provided on Attachment 16(B), is set forth in the definition of Stabilization Period for Development Yield. Given the differing completion dates and years for which NOI is being projected for these communities as well as the complexities associated with estimating other expenses upon completion such as corporate overhead allocation, general and administrative costs and capital structure, a reconciliation to GAAP measures is not meaningful. Projected NOI for these projects is neither provided, nor is representative of Management’s expectations for the Company’s overall financial performance or cash flow growth and there can be no assurances that forecast NOI growth implied in the estimated construction yield of any project will be achieved.

Management considers estimated Stabilized Yield on Developments as a useful metric for investors as it helps provide context to the expected effects that development projects will have on the Company’s future performance once stabilized.

Total Revenue per Occupied Home:  The Company defines Total Revenue per Occupied Home as rental and other revenues, calculated in accordance with GAAP, divided by the product of occupancy and the number of apartment homes.

Management considers Total Revenue per Occupied Home a useful metric for investors as it serves as a proxy for portfolio quality, both geographic and physical.

TRS:  The Company's taxable REIT subsidiary ("TRS") focuses on development, land entitlement and short-term hold investments.  TRS gains on sales, net of taxes, is defined as net sales proceeds less a tax provision and the gross investment basis of the asset before accumulated depreciation.

YTD Same-Store Communities:  The Company defines YTD Same-Store Communities as those communities Stabilized for two full consecutive calendar years.  These communities were owned and had stabilized operating expenses as of the beginning of the prior year, were not in process of any substantial redevelopment activities, and not held for disposition.

Attachment 16(D)

UDR, Inc.

Definitions and Reconciliations

September 30, 2018

(Unaudited)

All guidance is based on current expectations of future economic conditions and the judgment of the Company's management team.  The following reconciles from GAAP Net income/(loss) per share for full year 2018 and fourth quarter of 2018 to forecasted FFO, FFO as Adjusted and AFFO per share and unit:

	Full-Year 2018
	Low	High

Forecasted net income per diluted share	$ 0.70	$ 0.71
Conversion from GAAP share count	(0.04)	(0.04)
Net gain on the sale of depreciable real estate owned	(0.46)	(0.46)
Depreciation	1.66	1.66
Cumulative effect of change in accounting principle	(0.01)	(0.01)
Noncontrolling interests	0.06	0.06
Preferred dividends	0.01	0.01
Forecasted FFO per diluted share and unit	$ 1.92	$ 1.93
Legal and other costs	0.01	0.01
Cost associated with debt extinguishment	0.01	0.01
Casualty-related charges/(recoveries)	0.01	0.01
Forecasted FFO as Adjusted per diluted share and unit	$ 1.95	$ 1.96
Recurring capital expenditures	(0.16)	(0.16)
Forecasted AFFO per diluted share and unit	$ 1.79	$ 1.80

	4Q 2018
	Low	High

Forecasted net income per diluted share	$ 0.26	$ 0.27
Conversion from GAAP share count	(0.01)	(0.01)
Net gain on the sale of depreciable real estate owned	(0.22)	(0.22)
Depreciation	0.42	0.42
Noncontrolling interests	0.03	0.03
Preferred dividends	-	-
Forecasted FFO per diluted share and unit	$ 0.48	$ 0.49
Legal and other costs	-	-
Cost associated with debt extinguishment	0.01	0.01
Casualty-related charges/(recoveries)	-	-
Forecasted FFO as Adjusted per diluted share and unit	$ 0.49	$ 0.50
Recurring capital expenditures	(0.04)	(0.04)
Forecasted AFFO per diluted share and unit	$ 0.45	$ 0.46